Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Equity
Equity
We currently sponsor employee and director stock option and restricted stock plans. Employee and director stock-based compensation expenses and the related excess income tax benefit recognized for both stock options and restricted stock in the accompanying consolidated statements of income for the year ended December 31, 2015 was $111 million and $16 million, respectively, was $82 million and $28 million, respectively, for the year ended December 31, 2014, and was $56 million and $17 million, respectively, for the year ended December 31, 2013. The amount expensed for the years ended December 31, 2015, 2014 and 2013 is net of $11 million, $7 million and $7 million, respectively, of stock-based compensation that was capitalized as software development costs.
During the years ended December 31, 2015, 2014 and 2013, we recognized excess tax benefits of $19 million, $26 million and $8 million, respectively, as an increase to the additional paid-in capital balance. These amounts were qualifying excess tax benefits that are eligible to absorb future write-offs, if any, of unrealized deferred tax assets related to stock options. These amounts are reported as financing cash flows in the accompanying consolidated statements of cash flows. Regarding the ordering of tax benefits to determine whether an excess tax benefit is realized, as well as to measure that excess tax benefit, we follow applicable tax laws and disregard indirect effects of the excess tax benefit.
In connection with the acquisition of NYSE, we assumed the obligations of the Intercontinental Exchange Holdings, Inc. and NYSE employee and director equity plans. As of December 31, 2015, we had 3.5 million shares in total under various equity plans that are available for future issuance of our stock option and restricted stock awards.
Stock Option Plans
Stock options are granted at the discretion of the compensation committee of the board of directors. All stock options are granted at an exercise price equal to the fair value of the common stock on the date of grant. The grant date fair value is based on the closing stock price on the date of grant as well as certain other assumptions. The fair value of the stock options on the date of grant is recognized as expense ratably over the vesting period, net of estimated forfeitures. We may grant, under provisions of the plans, both incentive stock options and nonqualified stock options. The options generally vest over three years, but can vest at different intervals based on the compensation committee’s determination. Generally, options may be exercised up to ten years after the date of grant, but expire either 14 or 60 days after termination of employment. The shares of common stock issued under our stock option plans are made available from authorized and unissued common stock or treasury shares. The following is a summary of stock options for the years ended December 31, 2015, 2014 and 2013, which includes 3,644 stock options issued in connection with the NYSE acquisition:

	Number of Options	Weighted Average Exercise Price per Option
Outstanding at January 1, 2013	933,953	$85.07
Granted	152,361	127.21
Exercised	(213,967)	62.67
Outstanding at December 31, 2013	872,347	97.92
Granted	154,202	206.87
Exercised	(263,682)	51.86
Outstanding at December 31, 2014	762,867	136.03
Granted	176,467	207.97
Exercised	(164,783)	101.98
Outstanding at December 31, 2015	774,551	159.66

Details of stock options outstanding as of December 31, 2015 are as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (In millions)
Vested or expected to vest	774,551	$159.66	6.3	$75
Exercisable	539,973	$139.36	5.2	$63

The total intrinsic value of stock options exercised during the years ended December 31, 2015, 2014 and 2013 were $22 million, $39 million and $24 million, respectively. As of December 31, 2015, there were $7 million in total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 1.8 years as the stock options vest.
Of the options outstanding at December 31, 2015, 539,973 were exercisable at a weighted-average exercise price of $139.36. Of the options outstanding at December 31, 2014, 561,844 were exercisable at a weighted-average exercise price of $116.64. Of the options outstanding at December 31, 2013, 689,046 were exercisable at a weighted-average exercise price of $90.43.
We use the Black-Scholes option pricing model for purposes of valuing stock option awards. During the years ended December 31, 2015, 2014 and 2013, we used the weighted-average assumptions in the table below to compute the value of all options for shares of common stock granted to employees:

	Year Ended December 31,
Assumptions	2015	2014	2013
Risk-free interest rate	1.08%	1.23%	0.53%
Expected life in years	5.0	5.0	4.0
Expected volatility	24%	27%	37%
Expected dividend yield	1.25%	1.26%	0%
Estimated weighted-average fair value of options granted per share	$40.94	$45.23	$38.41

The risk-free interest rate is based on the zero-coupon U.S. Treasury yield curve in effect at the time of grant. The expected life computation is derived from historical exercise patterns and anticipated future patterns. Expected volatilities are based on historical volatility of our stock. For the year ended December 31, 2013, expected dividend yields were 0% since prior to the November 2013 acquisition of NYSE, we had not contemplated paying dividends. Our current dividend policy will impact the expected dividend yield on all stock options granted post-acquisition.
Restricted Stock Plans
Restricted stock units are granted at the discretion of the compensation committee of the board of directors. Excluding our restricted stock issued in connection with the NYSE acquisition in 2013, discussed below, we granted 691,518, 560,380 and 586,317 time-based and performance-based restricted stock units during the years ended December 31, 2015, 2014 and 2013, respectively, including 374,357, 385,897 and 249,670 time-based restricted stock units during the years ended December 31, 2015, 2014 and 2013, respectively. The grant date fair value of each award is based on the closing stock price at the date of grant. The fair value of the time-based restricted stock units on the date of grant is recognized as expense ratably over the vesting period, which is typically three years, net of forfeitures. Granted but unvested shares are generally forfeited upon termination of employment. When restricted stock is forfeited, compensation costs previously recognized for unvested shares are reversed. Until the shares vest and are issued, the participants have no voting or dividend rights and the shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Following the NYSE acquisition and in connection with our dividend declaration policy, unvested restricted stock is now subject to earn dividend equivalents which are paid in cash on the vesting date.
We recognize compensation costs, net of forfeitures, using an accelerated attribution method over the vesting period for awards with performance conditions. Compensation costs for such awards are recognized only if it is probable that the condition will be satisfied. If we initially determine that it is not probable that the performance condition will be satisfied and later determine that it is probable that the performance condition will be satisfied, or vice versa, the effect of the change in estimate is accounted for in the period of change by recording a cumulative catch-up adjustment to retroactively apply the new estimate. We recognize the remaining compensation costs over the remaining vesting period. Our compensation committee, pursuant to the terms of the equity plans and the authority delegated to it by our board of directors, can make equitable adjustments to the performance condition in recognition of unusual or non-recurring events.
In January 2016, we reserved a maximum of 330,924 restricted shares for potential issuance as performance-based restricted shares to certain of our employees. The number of shares that will ultimately be granted under the performance awards will be based on our actual financial performance as compared to financial performance targets set by our board of directors and compensation committee for the year ending December 31, 2016. These restricted shares are also subject to a market condition that could reduce the number of shares that are ultimately granted. The reduction would occur if our 2016 total shareholder return falls below the 2016 return of the S&P 500 Index and we achieve an above “target” financial performance level threshold. If our 2016 total shareholder return were to fall below the 2016 return of the S&P 500 Index, the reduction would be either 10% or 20% of the number of shares granted, depending on the difference in the aforementioned returns (the “market condition”).
The grant date of this award was January 14, 2016, which was the date when we and our employees reached a mutual understanding of award terms. January 14, 2016 is also the service inception date as that is the date when the requisite service period began. The maximum compensation expense to be recognized under these performance-based restricted shares is $80 million if the maximum financial performance target is met and all 330,924 shares vest. The compensation expense to be recognized under these performance-based restricted shares will be $40 million if the target financial performance is met, which would result in 165,462 shares vesting. We will recognize expense on an accelerated basis over the three-year vesting period based on our quarterly assessment of the probable 2016 actual financial performance as compared to the 2016 financial performance targets. If the market condition is not achieved, compensation cost will not be affected since the grant date fair value of the award gave consideration to the probability of market condition achievement.
In January 2015, we reserved a maximum of 429,468 restricted shares for potential issuance as performance-based restricted shares for certain of our employees. These restricted shares were subject to a market condition that could have reduced the number of shares that were granted if our 2015 total shareholder return fell below that of the 2015 return of the S&P 500 Index and if we achieved a “target” financial performance level or above. Our total shareholder return for the year ended December 31, 2015 was higher than the 2015 return of the S&P 500 Index. Therefore, no additional share reduction was taken. Based on our actual 2015 financial performance as compared to the 2015 financial performance targets, 317,161 restricted shares were granted, which resulted in $63 million in compensation expenses that will be expensed over the three-year accelerated vesting period, including $37 million that was expensed during the year ended December 31, 2015.
During the fourth quarter of 2013, we reserved a maximum of 154,912 restricted shares for potential issuance as performance-based restricted shares for certain of our employees. The number of shares granted under the performance awards will be based on our actual financial performance as compared to financial performance targets set by our board of directors and compensation committee for the three years ending December 31, 2016. The maximum compensation expense to be recognized under these performance-based restricted shares is $31 million if the maximum financial performance target is met and 154,912 shares vest. We will recognize expense on a straight-line basis over the three-year vesting period based on our quarterly assessment of the probable three-year actual financial performance as compared to the financial performance targets. Through December 31, 2015, we determined that it is probable that the maximum financial performance will be met, and based on this assessment, we recorded non-cash compensation expense of $10 million and $9 million for the years ended December 31, 2015 and 2014, respectively.
The grant date fair values of the awards with a market condition were estimated based on our stock price on the grant date, the valuation of historical awards with market conditions, the relatively low likelihood that the market condition will affect the number of shares granted (as the market condition only affects shares granted in excess of certain financial performance targets), and our expectation of achieving the financial performance targets. The grant date fair value of the awards, when considering the impact of the market condition on fair value, was determined to not be materially different from our stock price on the respective grant dates.
We assumed the NYSE equity plans, including certain unvested restricted stock awards of NYSE into our stock award plans as of the date of the NYSE acquisition in November 2013. As a result, we exchanged our restricted stock for NYSE restricted stock. We issued 239,488 unvested time-based restricted stock awards to NYSE employees and will recognize non-cash compensation expense on a straight-line basis as the awards vest based on the fair value of the awards on the consummation date of the transaction. These 239,488 restricted stock shares issued are included in the table below as being granted during the year ended December 31, 2013, at a weighted average grant-date fair value of $197.80 per share.
Restricted shares are used as an incentive to attract and retain qualified employees and to increase shareholder returns with actual performance-based awards based on enhanced shareholder value. Our equity plans include a change in control provision that may accelerate vesting on both the time-based and performance-based restricted shares if the awards are not assumed by an acquirer in the case of a change in control. The following is a summary of the nonvested restricted shares under all plans discussed above for the years ended December 31, 2015, 2014 and 2013:

	Number of Restricted Stock Shares	Weighted Average Grant-Date Fair Value per Share
Nonvested at January 1, 2013	878,086	$113.25
Granted	825,919	164.24
Vested	(426,025)	113.02
Forfeited	(43,428)	125.81
Nonvested at December 31, 2013	1,234,552	147.00
Granted	560,380	204.92
Vested	(655,292)	146.14
Forfeited	(68,645)	162.83
Nonvested at December 31, 2014	1,070,995	176.82
Granted	691,518	210.46
Vested	(436,561)	159.92
Forfeited	(71,717)	169.52
Nonvested at December 31, 2015	1,254,235	199.44

Restricted stock shares granted in the table above include both time-based and performance-based grants. Performance-based shares have been adjusted to reflect the actual shares to be issued based on the achievement of past performance targets. As of December 31, 2015, there were $112 million in total unrecognized compensation costs related to the time-based restricted stock and the performance-based restricted stock. These costs are expected to be recognized over a weighted-average period of 1.3 years as the restricted stock vests. During the years ended December 31, 2015, 2014 and 2013, the total fair value of restricted stock vested under all restricted stock plans was $96 million, $138 million and $62 million, respectively.
Treasury Stock
During the years ended December 31, 2015, 2014 and 2013, we received 195,859 shares, 240,676 shares and 430,677 shares, respectively, of common stock from certain of our employees related to tax withholdings made by us on our employee’s behalf for restricted stock and stock option exercises. We recorded the receipt of the shares as treasury stock. Treasury stock activity is presented in the accompanying consolidated statements of changes in equity, accumulated other comprehensive income (loss) and redeemable non-controlling interest.
In connection with the acquisition of NYSE on November 13, 2013, all shares of common stock held by Intercontinental Exchange Holdings, Inc. immediately prior to the acquisition as treasury shares were canceled and extinguished and no consideration was delivered for the treasury shares. Therefore, on November 13, 2013, 7,560,480 treasury stock shares were retired. In connection with the retirement, of the $741 million value assigned to the treasury stock shares, $541 million was allocated to additional paid-in capital and $200 million was allocated to retained earnings. The amount allocated to additional paid-in capital was determined based on the paid-in capital per share generated from the historical issuances of these treasury shares.
Stock Repurchase Program
During the years ended December 31, 2015 and 2014, we repurchased 2,868,769 shares and 3,231,484 shares, respectively, of our outstanding common stock at a cost of $660 million and $645 million, respectively. These repurchases were completed under a stock repurchase plan authorized by our board of directors. The shares repurchased are held in treasury stock. We did not repurchase any shares during the year ended December 31, 2013. As of December 31, 2015, the remaining board authorization permits repurchases of up to $137 million of our common stock with no fixed expiration date.
In September 2014, we entered into a Rule 10b5-1 trading plan as authorized by our board of directors permitting open market repurchases of our common stock based on certain parameters described in the trading plan. In connection with our acquisition of Interactive Data during the fourth quarter of 2015, we suspended purchases under our Rule 10b5-1 trading plan. The trading plan expired at the end of December 2015. The timing and extent of any future repurchases, if any, that are not made pursuant to a Rule 10b5-1 trading plan will be at our discretion and will depend upon market conditions, the amount authorized by our board of directors, our stock price, our target debt ratio and corporate debt rating, and our strategic growth initiatives at that time. In addition, our board of directors may increase or decrease the amount of capacity we have for repurchases from time to time.